UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          -----------------------------

         Date of Report (Date of earliest event reported): March 3, 2005

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

   Netherlands Antilles                0-19961                     N/A
(State or other jurisdiction    Commission File Number      (I.R.S. Employer
    of incorporation)                                     Identification Number)

                          -----------------------------

                             7 Abraham de Veerstraat
                                     Curacao
                            Netherlands Antilles                        N/A
                    (Address of principal executive offices)         (Zip Code)

     Registrant's telephone number, including area code: 011-59-99-465-8525

                          -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 1.  Entry into a Material Definitive Agreement.

Item 1.01.  Entry into a Material Definitive Agreement.

         On March 3, 2005, Orthofix International N.V. (the "Company") determined the cash bonus amounts to be paid to the Company's Named Executive Officers (as defined in Item 402(a)(3) of Regulation S-K) for performance during the fiscal year 2004 in accordance with the established methodologies approved by the Compensation Committee of the Board of Directors of the Company. The cash bonus amounts are as follows:

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Name                      Position                                Bonus

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Charles Federico          Chief Executive Officer and President   $48,224

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Thomas Hein               Chief Financial Officer                 $45,000

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Gary Henley               Senior Vice President and President,    $36,120
                          Americas Division
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Bradley Mason             Vice President and President,           $53,000
                          Breg, Inc.

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Galvin Mould              Vice President and President,           $11,500
                          International Division

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 3, 2005

                                             ORTHOFIX INTERNATIONAL N.V.


                                             By:       /s/ Thomas Hein
                                                 ------------------------------
                                                 Name:  Thomas Hein
                                                 Title: Chief Financial Officer